Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
(2)	Cash and Cash Equivalents

Cash and Cash Equivalents includes cash on hand, due from banks, and Federal fund sold and short-term investments with original maturities of 90 days or less. The Federal Reserve Bank requires the bank to maintain certain reserve requirements. As of December 31, 2024 and 2023 this reserve requirement was zero.